UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 11, 2019

Community Healthcare Trust Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 771-3052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On March 11, 2019, David H. Dupuy, 50, was appointed as Executive Vice President and Chief Financial Officer of Community Healthcare Trust Incorporated (the “Company”), effective May 1, 2019.
Prior to joining the Company, Mr. Dupuy served as Managing Director of the Healthcare Investment Banking Group at SunTrust Robinson Humphrey in Atlanta starting in 2008. Mr. Dupuy was responsible for buy-and-sell side advisory services as well as debt and equity capital markets origination for healthcare services segments including acute hospital, post-acute, alternate site, and healthcare REITs. From 2004 to 2008, Mr. Dupuy served as Senior Vice President of the Healthcare Group at Bank of America Corporation where he developed financing, acquisition, and equity strategies for middle market healthcare companies. From 2000 to 2004, Mr. Dupuy served as both Vice President and Regional Director for KDA Holdings where he was responsible for leading the consulting, financing, and development of outpatient medical facilities. Previously, Mr. Dupuy served as Chief Financial Officer and Founding Partner of LIFESIGNS Holdings, Inc., a provider of diagnostic healthcare services, from 1997 to 2000. Mr. Dupuy began his career in 1991 with NationsBank (predecessor to Bank of America). Mr. Dupuy holds a Bachelor of Arts in Business Administration from Furman University and a Master of Business Administration from the Owen School at Vanderbilt University.
Mr. Dupuy’s initial base salary will be $350,000.00. In addition, the Company will award Mr. Dupuy a grant of 5,000 shares per year of restricted stock for the next three years, which will vest equally over a three-year period in 2027, 2028, and 2029. Mr. Dupuy will be eligible to participate in the Company’s employee stock incentive plan and receive incentive compensation and bonuses under the terms of his employment agreement with the Company. Mr. Dupuy will be entitled to participate in the Company’s employee benefit plans and will receive benefits including health insurance, vacation pay, temporary living expenses, relocation assistance, and other standard benefits.
The Company entered into an employment agreement with Mr. Dupuy, dated March 11, 2019, setting forth the terms and conditions of Mr. Dupuy’s employment (the “Dupuy Employment Agreement”). In the event that Mr. Dupuy’s employment is terminated in a “Termination Other Than For Cause” or “Constructive Termination” (as such terms are defined in the Dupuy Employment Agreement), Mr. Dupuy shall be entitled to receive as severance compensation (i) his then current base salary for a period of 12 months from the date of such termination; (ii) two times the average annual cash bonus, if any earned by Mr. Dupuy in the two years immediately preceding the date of termination; and (iii) a one-time payment of 66% of his then current base salary. In the event that Mr. Dupuy’s employment is terminated in a “Termination Upon a Change in Control” (as such term is defined in the Dupuy Employment Agreement), Mr. Dupuy shall be entitled to receive severance compensation equal to three times his then current base salary, plus an amount equal to the greater of: (i) two times the average annual cash bonus, if any, earned by Mr. Dupuy in the two years immediately preceding the date of termination; and (ii) 66% of his then current base salary.
Mr. Dupuy does not have a family relationship with any of the current officers or directors of the Company. There are no arrangements or understandings between Mr. Dupuy and any other person pursuant to which Mr. Dupuy was appointed to serve as Executive Vice President and Chief Financial Officer. There is no currently proposed transaction, and since the beginning of fiscal year 2018 there has not been any transaction, involving the Company and Mr. Dupuy which was a related person transaction within the meaning of Item 404(a) of Regulation S-K.
The foregoing description of the terms of Mr. Dupuy’s employment is not complete and is qualified in its entirety by the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Mr. Dupuy will succeed W. Page Barnes, who previously served as the Company’s Executive Vice President and Chief Financial Officer. Mr. Barnes will remain with the Company and fill the newly-created role of Executive Vice President and Chief Operating Officer, effective May 1, 2019. In connection with Mr. Barnes’ service as Executive Vice President and Chief Operating Officer, Mr. Barnes entered into an amended and restated employment agreement with the Company, dated March 11, 2019. Other than related to Mr. Barnes’ change in role, the compensation terms and other material terms of Mr. Barnes’ employment with the Company shall remain unchanged.
The foregoing description of the terms of Mr. Barnes’ employment is not complete and is qualified in its entirety by the full text of the Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.
On March 11, 2019, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Dupuy as Executive Vice President and Chief Financial Officer of the Company and the appointment of Mr. Barnes as Executive Vice President and Chief Operating Officer. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Employment Agreement, dated March 11, 2019, between the Company and David H. Dupuy.
10.2	Amended and Restated Employment Agreement, dated March 11, 2019 between the Company and W. Page Barnes.
99.1	Press Release, dated March 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:    /s/ Timothy G. Wallace
Name:    Timothy G. Wallace
Title:    President and Chief Executive Officer

Date: March 11, 2019